GENERAL RELEASE AND WAIVER

      I understand that my active employment with PHIBRO-TECH, INC., a Delaware corporation ("Phibro-Tech"), terminated effective as of August 31, 1999. I understand that in consideration for my agreement to the following terms of this General Release and Waiver, I will receive compensation and/or benefits described in the Separation Agreement (the "Separation Agreement") between me and Phibro-Tech of even date which is attached hereto and which is hereby incorporated herein and made a part of this General Release and Waiver.

      1. I understand and agree that I will not receive the compensation and/or benefits specified in the Separation Agreement unless I execute this General Release and Waiver.

      2. I understand that I may revoke this General Release and Waiver for a period of seven (7) days following the date I execute this General Release and Waiver. Any revocation within this period should be submitted in writing to Phibro-Tech and state "I hereby revoke my agreement to the General Release and Waiver." The revocation must be personally delivered, or mailed and post marked within seven (7) days of the execution of this General Release and Waiver. This General Release and Waiver shall not become effective or enforceable until the revocation period has expired.

      3. Except as otherwise set forth in this General Release and Waiver and in the Separation Agreement, and except for any and all rights and obligations created by this General Release and Waiver and the Separation Agreement, and those arising under or in connection with Section 2(b) of the Severance Agreement dated February 21, 1995 (the "Severance Agreement"), and the Stock Purchase Agreement of even date herewith between me and Phibro-Tech ("Stock Purchase Agreement"), and the Consulting Agreement ("Consulting Agreement") between me and Philipp Brothers Chemicals, Inc. ("PBC"), and any indemnification obligations arising by statute or under any directors and officers' liability insurance policy, the Certificate of Incorporation or Bylaws of Phibro-Tech or PBC or any affiliate in effect from time to time, I knowingly and voluntarily release and forever discharge Phibro-Tech and all of its parents, affiliates and subsidiaries, and their employees, shareholders, officers and directors (hereinafter "Releasees") from any and all claims known and unknown, which I, my heirs, executors, administrators and assigns may have, including but not limited to, any claim that arises out of my employment with or the termination of my employment with Phibro-Tech; or any allegation, claim or violation arising under Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967, as amended; the Older Workers Benefits Protection Act; the Equal Pay Act of 1963, as amended; the Americans with Disabilities Act of 1990; the Family Medical Leave Act of 1993; the Civil Rights Act of 1866, as amended; the Worker Adjustment Retraining and Notification Act; the Employee Retirement Income Security Act of 1974; any applicable Executive Order Programs; the Fair Labor Standards Act, or their state or local counterparts; the New Jersey Law Against Discrimination; the Conscientious Employee Protection Act; and any other federal, state or local civil or human rights law or any other local, state or federal law, regulation or ordinance; or under any public policy, contract or tort, or under common law; for wrongful discharge; breach of contract, infliction of emotional distress, or defamation; or arising under any policies, practices or procedures of Phibro-Tech; or any claim for costs, fees or other expenses, including attorneys' fees, incurred in these matters.

      4. I agree not to file any charge or complaint on my own behalf, based upon claims arising from, or attributable in any way to, my employment with or separation from Phibro-Tech, before any federal, state or local court, or administrative agency, or to participate in any such charge or complaint which may be made by any other person or organization on my behalf. I also agree to withdraw and/or dismiss any such pending charges or complaints.

      5. Notwithstanding the provisions of paragraphs 3 and 4 above, this General Release and Waiver shall not act as a release of the obligations of Phibro-Tech specified in the Separation Agreement, Section 2(b) and, if applicable, Section 2(c) of the Severance Agreement, the Stock Purchase Agreement, or of Philipp Brothers Chemicals, Inc. in the Consulting Agreement.

      6. I acknowledge that I have been advised I have twenty-one (21) days to consider this General Release and Waiver. I acknowledge that Phibro-Tech has advised me in writing of my right to consult with an attorney regarding the legal consequences of this General Release and Waiver and that I have had an opportunity to discuss the terms of this General Release and Waiver with an attorney. I understand the legal consequences of this General Release and Waiver.

      7. I agree that neither this General Release and Waiver, nor the furnishing of the consideration for this General Release and Waiver, shall be deemed or construed at any time to be an admission by either Phibro-Tech or myself of any improper or unlawful conduct.

      8. I agree that if I violate this General Release and Waiver by suing Phibro-Tech or those associated with Phibro-Tech, I will pay all costs and expenses of defending against the suit incurred by Phibro-Tech or those associated with Phibro-Tech, including reasonable attorneys' fees. This paragraph does not apply to claims which I may have, if any, that may arise out of the obligations of Phibro-Tech specified in the Separation Agreement, the Severance Agreement, the Stockholders Agreement, the Stock Purchase Agreement, or of Philipp Brothers Chemicals, Inc. in the Consulting Agreement.

      9. I agree that this General Release and Waiver is confidential and agree not to disclose any information regarding the terms of this General Release and Waiver, except to my attorneys, accountants or tax advisors, or as required by applicable securities or other law or stock market or accounting requirements, or in other cases only with the prior written consent of the other party.

BY SIGNING THIS GENERAL RELEASE AND WAIVER, I STATE THAT:

      A. I HAVE READ IT.

      B. I UNDERSTAND IT AND KNOW THAT I AM GIVING UP IMPORTANT RIGHTS, INCLUDING BUT NOT LIMITED TO, RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED; TITLE VII OF' THE CIVIL RIGHTS ACT OF 1964, AS AMENDED; THE EQUAL PAY ACT OF 1963; THE

AMERICANS WITH DISABILITIES ACT OF 1990; THE NEW JERSEY LAW AGAINST DISCRIMINATION; THE CONSCIENTIOUS EMPLOYEE PROTECTION ACT; AND UNDER ALL OTHER STATUTES AND LAWS AS MORE PARTICULARLY DESCRIBED IN THIS GENERAL RELEASE AND WAIVER, AND PURSUANT TO ANY OTHER AGREEMENTS OR CONTRACTS I MAY HAVE WITH PHIBRO-TECH (EXCEPT AS EXCLUDED AS PROVIDED HEREINABOVE).

C. I AGREE WITH EVERYTHING IN IT.

D. I HAVE BEEN ADVISED OF MY RIGHT TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING IT.

E. I HAVE BEEN GIVEN WHAT I CONSIDER A SUFFICIENT PERIOD OF TIME TO REVIEW AND CONSIDER THIS GENERAL RELEASE AND WAIVER BEFORE SIGNING IT; AND I UNDERSTAND THAT FOR A PERIOD OF SEVEN (7) DAYS AFTER SIGNING IT, I MAY REVOKE MY ACCEPTANCE OF IT IN THE MANNER PROVIDED IN THIS WAIVER AND RELEASE.

F. I HAVE SIGNED THIS GENERAL RELEASE AND WAIVER KNOWINGLY AND VOLUNTARILY.

G. I AGREE THAT THE PROVISIONS OF THIS GENERAL RELEASE AND WAIVER MAY NOT BE AMENDED, WAIVED, CHANGED, OR MODIFIED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY AN AUTHORIZED REPRESENTATIVE OF PHIBRO-TECH.


Dated: September 1, 1999                  /s/ I. David Paley
                                          ---------------------------------
                                          SIGNATURE OF I. DAVID PALEY

STATE OF NEW YORK       )
                        : ss.
COUNTY OF NEW YORK      )

      I certify that on September 21, 1999, I. David Paley personally came before me and acknowledged under oath, to my satisfaction, that this person:

      (a) is named in and personally signed this document; and

      (b) signed, sealed and delivered this document as his act and deed.


                              _________________________________________
                              Notary Public